Exhibit 99.1

October 18, 2010

Q Lotus Holdings, Inc. (QLTS) Confirms Slate of Officers and Directors

Chicago, IL - Q Lotus Holdings, Inc. (the “Company”) (OTCBB: QLTS) today confirmed the appointment of the previously announced officers and directors as members of its management team.  Appointments to the board of directors will not become effective until 10 days after an applicable 14f-1 Information Statement regarding the change in the board of directors has been mailed to the shareholders of the Company.  In the interim, the directors will serve in an advisory capacity.

Robert D. Horner has been appointed as a Director of the Company.  Mr. Horner will formally assume the position of CEO on November 16, 2010, effective upon Mr. Therasias’ resignation on such date.  Mr. Horner has 38 years of accomplishments in a wide range of senior financial management and real estate development roles.  For the past 15 years he has served as a principal and co-owner of Winthrop Properties (a residential development company he founded) in Evanston, IL.  Mr. Horner’s corporate experience includes positions as CEO and Chairman of Citicorp Mortgage, CEO and Chairman of Sears Mortgage Corporation, Illinois Division President, Mortgage Division Head and Corporate CFO for Pulte Homes.

Robert H. Daskal has been appointed as a Director of the Company.  Mr. Daskal will formally assume the position of CFO on November 16, 2010, effective upon Mr. Therasias’ resignation on such date.  For the past 14 years Mr. Daskal has served in a number of positions with National Holdings Corporation, a publicly held financial holdings company, in Chicago, IL, including CFO and Vice President-Finance.  Prior to that Mr. Daskal served as the Executive VP, CFO, and a Member of the Board of Directors for two publicly held companies with a focus on home building:  Inco Homes Corporation, with activities primarily in Southern California, and UDC Homes, Inc., with activities in several of the sun  belt states in North America.  Mr. Daskal was formerly a Partner at Arthur Andersen & Co. in Chicago, IL, where he worked for 15 years.

Daniel Kurzweil has been appointed to serve as Chief Operating Officer and a Director of the Company.  Mr. Kurzweil has been the Administrator for Eagles of Hope, Inc. for the past 5 years, in addition to maintaining a successful insurance business specializing in Employee Benefits management.  He is an experienced professional with a successful career in sales and marketing, finance, business development and administration.  Prior to that Mr. Kurzweil was the Managing Partner for the largest franchisee of Field of Dreams, and a Financial Advisor at Morgan Stanley.

Marckensie Theresias, currently Chairman of the Board of Directors, President, CEO and CFO of the Company, has agreed to resign as CEO and CFO on November 16, 2010 to allow Mr. Horner and Mr. Daskal to assume such positions.  He will continue in his role as Chairman of the Board and President of the Company.  Mr. Theresias was the Vice President of Quantum Partners, a private equity firm.  He was President of Marxx-Phoenix Developers, a successful residential real estate developer in Miami, FL.  He also served as CEO/President of Capital G Enterprise, a pre-paid debit card issuer.  He served as a Mortgage Originator for UMI Funding and Mortgage Clearing House.  Mr. Theresias currently serves on the board of Eagles of Hope.

Steven Greenberg has been appointed to serve as a Director of the Company.  Mr. Greenberg is a member of the Chicago Mercantile Exchange, the Chicago Board of Trade, the Minneapolis Grain Exchange, and the Kansas City Board of Trade.  Mr. Greenberg was a founder, Chairman, President, and CEO of Alaron Trading Corporation, a Chicago based global futures and options brokerage.  He is the author of Single Stock Futures and supports a number of civic initiatives including The Gastro-Intestinal Research Foundation of the University of Chicago, The Weizmann Institute of Science, and the Boston University Alumni Council.

Brian Ulione has been appointed to serve as a Director of the Company.  Mr. Ulione is currently a Principal with Business Transition Specialists (BTS) in Overland Park, KS.  He was the President of Consultants Unlimited where he provided consultation services to such clients as Diamler-Chrysler, Westfield Corporation, and the St. Louis Rams.  Prior to that, Mr. Ulione worked with the Rouse Company on several mixed-use developments throughout the country.  He has more than 25 years of experience in the sales, management, and business development side of professional sports, entertainment, racing, and gaming businesses.  He has served on many charitable and community boards of directors and is currently a Director of The Boys Club of St. Louis.

Robert H. Brennan has been appointed to serve as a Director of the Company.  Mr. Brennan has been a senior investment advisor with CB Richard Ellis Group, Inc. since 1987.  The company is publicly traded on the NYSE under the ticker "CBG".  Mr. Brennan has over 23 years experience in commercial real estate specializing in the placement of sale leaseback equity investment offerings as well as single-tenant net leased properties throughout North America.  In 2001 he co-founded the National Sale Leaseback Group of CBRE.  Mr. Brennan has completed investment transactions totaling over $2 billion in gross consideration during his career.  Mr. Brennan also serves as an independent director and Chairman of the audit committee for Oromin Explorations – a publicly traded mineral exploration company based in Vancouver, British Columbia which trades on the Toronto Stock Exchange under the symbol "OLE".

 "The Board of Directors of Q Lotus Holdings, Inc. is both pleased and honored to have added these highly regarded executives to our management team who bring such vast collective skill sets and experience in a variety of sectors that complement our planned business strategy,” commented Robert Horner.  “We look forward to successfully executing our business plan and bringing the company to the next level with the input of this highly regarded team.”

About Q Lotus Holdings, Inc.

Q Lotus Holdings, Inc is a diversified financial services company.  We anticipate that our primary revenue-generating source will come from our capital investments (both loans and equity) into startups with proprietary technology and medium sized businesses with an established operating history.

Forward-Looking Statement

This press release contains "forward-looking statements" as that term is defined in the Private Securities Litigation Reform Act of 1995.  These statements are based on management's current expectations and involve risks and uncertainties, which may cause results to differ materially from those set forth in the statements.  Such statements involve significant risks and uncertainties that could cause actual results to differ materially from those in the forward-looking statements. Information on significant potential risks and uncertainties that may also cause differences includes, but is not limited to, those mentioned by Q Lotus Holdings, Inc. from time to time in its filings with the SEC. The words “may,” “will,” “believe,” “estimate,” “expect,” “plan,” “intend,” “project,” “anticipate,” “could,” “would,” “should,” “seek,” “continue,” “pursue” and similar expressions and variations thereof identify certain of such forward-looking statements, which speak only as of the dates on which they were made.  The forward-looking statements may include statements regarding product development, product potential or financial performance.  Q Lotus Holdings, Inc. undertakes no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events, or otherwise. Readers are cautioned that any such forward-looking statements are not guarantees of future performance and involve risks and uncertainties that may be disclosed from time to time in our SEC filings or otherwise, including the factors discussed in Item 1A, Risk Factors, of our Annual Report on Form 10-K and in or periodic reports on Form 10-Q, and, therefore, readers should not place undue reliance on these forward-looking statements.  Forward-looking statements in this press release should be evaluated together with the many uncertainties that affect Q Lotus Holdings' business.